SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



Date of Report:  March 24, 1999
(Date of earliest event reported)

Commission File No.  333-56081



                       Chase Mortgage Finance Corporation
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        Delaware                                            52-1495132
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(State of Incorporation)                                 (I.R.S. Employer
Identification No.)

343 Thornall Street
Edison, New Jersey                                             08837
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Address of principal executive offices                       (Zip Code)



                                 (732) 205-0600
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.   Other Events
          ------------

                  Attached as an exhibit  are the  Computational  Materials  (as defined  in  the  no-action  letter  dated  May  20,  1994  issued  by the
      Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Merrill Lynch, Pierce, Fenner & Smith Incorporated, which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits


              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                    Description
-----------------                             --------------------------------
(99)                                          Computational Materials
                                              prepared by Merrill Lynch,
                                              Pierce, Fenner & Smith
                                              Incorporated in connection with
                                              Chase Mortgage Finance
                                              Corporation, Multi-Class Mortgage
                                              Pass-Through Certificates, Series
                                              1999-S6

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHASE MORTGAGE FINANCE CORPORATION


April 21, 1999

                                       By:    /s/ Eileen Lindblom
                                           -------------------------------
                                           Name:    Eileen Lindblom
                                           Title:   Vice President

                                 INDEX TO EXHIBITS



                                                                   Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

  (99)                  Computational Materials                         [P]
                        prepared by Merrill Lynch, Pierce,
                        Fenner & Smith Incorporated, in
                        connection with Chase Mortgage
                        Finance Corporation, Multi-Class
                        Mortgage Pass-Through Certificates,
                        Series 1999-S6